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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 19, 1996

                  EquiVantage Home Equity Loan Trust 1996-4
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            (Exact name of registrant as specified in its charter)

              New York                   33-99364          Application Pending
---------------------------------    ---------------    ------------------------
(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
         Incorporation)                  Number)          Identification No.)

  c/o EquiVantage Acceptance Corp.                                77040
      Attention: John E. Smith                           -----------------------
      13111 Northwest Freeway                                   (Zip Code)
           Houston, Texas
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code (713) 895-1957

                                      No change
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        (Former name or former address, if changed since last report)


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

     Item 5. Other Events

     Filing of Financial Guaranty Insurance Company
     Financials and Consent of Experts

          The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 that are included in this Form 8K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in the Form 8K and to being named as "experts" in the Prospectus Supplement for the EquiVantage Home Equity Loan Trust 1996-4 is attached hereto as Exhibit 23.4.

          The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.3. The unaudited financial statements of Financial Guaranty Insurance Company as of September 30, 1996 are attached hereto as Exhibit 99.4.

     Item 7.  Financial Statements and Exhibits

              (c) Exhibits

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.       Description
-----------       -----------

23.4 Consent of KPMG Peat Marwick LLP with respect to inclusion of the December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company.

99.3              Financial Guaranty Insurance Company December 31, 1995 and
                  1994 Financials.

99.4 Unaudited financial statements of Financial Guaranty Insurance Company as of September 30, 1996.

                               SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-4

                  By:   EquiVantage Acceptance Corp., as Sponsor


                             By: /s/ John E. Smith
                                 -----------------------------
                                 Name:  John E. Smith
                                 Title: President


Dated:  November 19, 1996

                                  Exhibit Index

                             Description of Exhibit

Exhibit No.   Description
-----------   -----------

23.4 Consent of KPMG Peat Marwick LLP with respect to inclusion of the December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company.


99.3          Financial Guaranty Insurance Company December 31, 1995 and
              1994 Financials.

99.4 Unaudited financial statements of Financial Guaranty Insurance Company as of September 30, 1996.